QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.27

AMENDMENT TO
GAMING DEVICE LICENSE AGREEMENT

    THIS FIRST AMENDMENT TO THE GAMING DEVICE LICENSE AGREEMENT is executed on this ___ day of May, 2001, in Clark County, State of Nevada, by and between E-T-T, Inc., a Nevada corporation, (Hereinafter "E-T-T") and Terrible Herbst, Inc. (Hereinafter "TERRIBLE HERBST").

    WHEREAS, E-T-T and TERRIBLE HERBST entered into that certain "Gaming Device License Agreement" (the "Agreement") on December 20, 1999.

    WHEREAS,  E-T-T and TERRIBLE HERBST desire to amend said Agreement;

    NOW THEREFORE, E-T-T and TERRIBLE HERBST hereby agree as follows:

    The following paragraph shall be added to Article 3.4 of the Agreement:

  "TERRIBLE HERBST hereby agrees to provide supervision for the gaming devices by providing adult supervision at all times at which the gaming devices are exposed for play with such adults possessing valid gaming work cards."

    IN WITNESS WHEREOF, the parties hereto have set their hands as of the day, month and year first hereinabove written.

E-T-T, INC.	TERRIBLE HERBST, INC.

/s/ Timothy P. Herbst	/s/ Troy D. Herbst
TIMOTHY P. HERBST	TROY D. HERBST
Vice President	Vice President

QuickLinks

EXHIBIT 10.27
AMENDMENT TO GAMING DEVICE LICENSE AGREEMENT